                              CAPITAL SOURCE L.P. AND
                             CAPITAL SOURCE II L.P. -A


                                 BOARD PRESENTATION


                                   MARCH 5, 1998


                              SUTRO & CO. INCORPORATED


                           Investment Banking Department
                            11150 Santa Monica Boulevard
                                     Suite 1500
                               Los Angeles, CA 90025
                             Main Tel.:  (310) 914-7799
                             Main Fax:  (310) 477-6060

                 CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. -A
                                 Table of Contents
                                 -----------------

1.     Exchange Value and Exchange Value Percentage Allocation Analysis
          -  Review of Valuation Research Appraisal Data
          -  Liquidation versus Going Concern Values
          -  Projected 1998 Property Level Income Statements
          -  Exchange 1998 GAAP C Corp Income Statement
          -  Exchange Values and Exchange Value Percentage Allocations


2.     C Corp Common Stock Proforma Estimated Trading Valuation
          -  Proforma Estimated Initial Trading Valuation
          -  Proforma Estimated Future Trading Valuations


3.     Peer Groups
          -  Real Estate Development C Corporations
          -  Multi-family Equity REITs


4.     Analysis of Proposed Management Contract
          -  Historical versus Projected G&A Expenses

                      EXCHANGE VALUE AND EXCHANGE VALUE
                        PERCENTAGE ALLOCATION ANALYSIS

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
-----------------------------------------------------------------------------------------------------------------------------------
SUMMARY APPRAISAL DATA AS PROVIDED BY VALUATION RESEARCH

                       9/30/97        9/30/97    Appraisal     Appraisal     Appraisal      Appraisal   Appraisal        Appraisal
                           Low           High         1997        Capped        Direct           1998    Residual     DCF Discount
Property             Appraisal      Appraisal          NOI           NOI      Cap Rate        Est NOI    Cap Rate             Rate
--------             ---------      ---------          ---           ---      --------        -------    --------             ----
Bluff Ridge         $3,250,000     $3,700,000     $410,840      $352,610         9.50%       $335,488      10.00%           12.00%
Waterman's          11,700,000     12,500,000    1,238,690     1,145,700         9.25%      1,159,099       9.50%           11.00%
Misty                4,500,000      5,000,000      461,433       393,090         9.00%        420,274       9.50%           11.25%
Water's Edge         5,700,000      6,500,000      565,520       568,640         9.25%        592,338      10.00%           11.50%
Highland            11,000,000     11,350,000    1,036,996       996,580         9.00%      1,025,880      10.00%           11.50%
Fox Hollow           6,770,000      7,550,000      753,016       678,400         9.50%        705,726      10.50%           12.00%
Pond's               7,250,000      7,375,000      792,413       700,630         9.50%        713,563      10.00%           12.00%
Crane's             12,500,000     13,000,000    1,220,195     1,150,810         9.00%      1,198,290      10.00%           11.25%
Delta                7,500,000      8,300,000      767,261       747,750         9.75%        759,925      10.00%           12.00%
Monticello           5,500,000      6,000,000      607,859       589,950         9.75%        579,001      10.50%           12.00%

                   -----------    -----------   ----------    ----------                   ----------
Total              $75,670,000    $81,275,000   $7,854,223    $7,324,160                   $7,489,584

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIP PROFORMA EQUITY LIQUIDATION VALUES FOR CAPITAL SOURCE L.P. (NO DISCOUNT ON EQUITY/NO PREMIUM ON MORTGAGES)


                              9/30/97      9/30/97  Est. Mortgage
                Control of        Low         High        Balance
Property         GP (Y/N)   Appraisal    Appraisal    at 12/31/97
--------         --------   ---------    ---------    -----------
Bluff Ridge         N      $3,250,000   $3,700,000     $3,510,035
Waterman's          Y      11,700,000   12,500,000     10,927,186
Misty Spring        Y       4,500,000    5,000,000      4,271,964
Water's Edge        N       5,700,000    6,500,000      5,066,536
Highland            N      11,000,000   11,350,000      9,001,010
Fox Hollow          Y       6,770,000    7,550,000      6,316,733

Pond's              N       2,196,533    2,234,404      2,211,296

                           ----------   ----------     ----------
Total                     $45,116,533  $48,834,404    $41,304,760


                                                         Low           High
                             Low         High     Payable to     Payable to         Low         High     Going
                       Appraised    Appraised   GP from Sale   GP from Sale   Net Sales    Net Sales   Concern
Property                  Equity       Equity       Proceeds       Proceeds    Proceeds     Proceeds     Value
--------                  ------       ------       --------       --------    --------     --------     -----
Bluff Ridge                   $0     $189,965             $0             $0          $0      $78,965
Waterman's               772,814    1,572,814              0              0     421,814    1,197,814
Misty Spring             228,036      728,036        224,450        224,450           0      353,586
Water's Edge             633,464    1,433,464              0        300,075     462,464    1,238,464
Highland               1,998,990    2,348,990        216,110        216,110   1,452,880    1,792,380
Fox Hollow               453,267    1,233,267              0              0     250,167    1,006,767

Pond's                   (14,764)      23,108              0              0     (80,659)     (43,924)

                      ----------   ----------     ----------     ----------  ----------   ----------
Total                 $4,071,808   $7,529,644       $440,560       $740,635  $2,506,666   $5,624,052

                                            Mortgage Balances at 12/31/97   $34,988,027  $34,988,027
                                            Cash at 9/30/97                  10,412,534   10,412,534
                                            Investments at 9/30/97            1,145,376    1,145,376
                                            Estimated Closing Costs            (500,000)    (500,000)
                                            Partnership GP's 1%                (485,526)    (516,700)

                                                                             ----------  -----------
                                             Proforma Liquidation Value     $48,067,076  $51,153,289   $50,421,209
                                             Per Unit                            $14.25       $15.16        $14.94
                                             Per $1,000                         $712.27      $758.00       $747.15

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
---------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIP PROFORMA EQUITY LIQUIDATION VALUES FOR CAPITAL SOURCE II L.P. - A (NO DISCOUNT ON EQUITY/NO PREMIUM ON
 MORTGAGES)


                              9/30/97      9/30/97  Est. Mortgage         Low         High
                Control of        Low         High        Balance   Appraised    Appraised
Property         GP (Y/N)   Appraisal    Appraisal    at 12/31/97      Equity       Equity
--------         --------   ---------    ---------    -----------      ------       ------
Crane's             N     $12,500,000  $13,000,000    $10,229,304  $2,270,696   $2,770,696
Delta               N       7,500,000    8,300,000      6,538,424     961,576    1,761,576
Monticello          N       5,500,000    6,000,000      5,328,430     171,570      671,570

Pond's              N       5,053,468    5,140,596      5,015,386      38,082      125,210

                           ----------   ----------     ----------  ----------   ----------
Total                     $30,553,468  $32,440,596    $27,111,544  $3,441,924   $5,329,052


                           Low           High
                    Payable to     Payable to         Low         High     Going
                  GP from Sale   GP from Sale   Net Sales    Net Sales   Concern
Property              Proceeds       Proceeds    Proceeds     Proceeds     Value
--------              --------       --------    --------     --------     -----
Crane's               $128,317       $128,317  $1,767,379   $2,252,379
Delta                        0        296,045     736,576    1,512,576
Monticello                   0              0       6,570      491,570

Pond's                       0              0    (113,523)     (29,008)

                    ----------     ----------  ----------   ----------
Total                 $128,317       $424,362  $2,397,002   $4,227,517

              Mortgage Balances at 12/31/97   $27,111,544  $27,111,544
              Cash at 9/30/97                   1,513,962    1,513,962
              Investments at 9/30/97            1,085,151    1,085,151
              Estimated Closing Costs            (500,000)    (500,000)
              Partnership GP's 1%                (316,077)    (334,382)

                                               ----------   ----------
              Proforma Liquidation Value      $31,291,583  $33,103,793  $29,863,509
              Per Unit                              $7.80        $8.25        $7.45
              Per $1,000                          $390.06      $412.65      $372.26

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
---------------------------------------------------------------------------------------------------------------
COMBINED LIMITED PARTNERSHIP PROFORMA EQUITY LIQUIDATION VALUES (NO DISCOUNT ON EQUITY / NO PREMIUM ON MORTGAGES)


                       9/30/97      9/30/97    Est. Mortgage         Low          High
                           Low         High          Balance   Appraised     Appraised
Property             Appraisal    Appraisal      at 12/31/97      Equity        Equity
--------             ---------    ---------      -----------      ------        ------
Combined           $75,670,000  $81,275,000      $68,416,304  $7,513,731   $12,858,696


                     Low           High
              Payable to     Payable to           Low         High         Going
            GP from Sale   GP from Sale     Net Sales    Net Sales       Concern
Property        Proceeds       Proceeds      Proceeds     Proceeds         Value
--------        --------       --------      --------     --------         -----
Combined        $568,877     $1,164,997   $79,358,659  $84,257,081   $80,284,718

Mortgage Balances at 12/31/97             $62,099,571  $62,099,571   $62,099,571
Gross Proceeds for Equity                   4,903,668    9,851,569     5,839,081
Cash at 9/30/97                            11,926,496   11,926,496    11,926,496
Investments at 9/30/97                      2,230,527    2,230,527     2,230,527
Estimated Closing Costs                    (1,801,603)  (1,851,082)   (1,810,957)
                                           ----------   ----------    ----------
Total                                     $79,358,659  $84,257,081   $80,284,718

Net Valuation of Equity                    $3,102,065   $8,000,487    $4,028,124

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
------------------------------------------------------------------------------------------------------------------------------------
PROJECTED 1998 PROPERTY LEVEL CASH FLOW STATEMENTS AS PROVIDED BY MANAGEMENT AND VALUATION RESEARCH


CAPITAL SOURCE L.P.

                                  Bluff Ridge     Waterman's       Misty    Water's Edge        Ponds       Highland     Fox Hollow
                                  -----------     ----------       -----    ------------        -----       --------     ----------
Income                               $725,315     $1,981,655    $832,308      $1,081,383     $439,550     $1,725,997     $1,329,195
Operating Expenses                    343,927        712,056     357,634         443,144      206,161        593,017        545,269
                                      -------        -------     -------         -------      -------        -------        -------
NOI before Capital Improvements       381,388      1,269,599     474,674         638,239      233,388      1,132,980        783,926
Capital Improvements                   45,900        110,500      54,400          45,900       17,250        107,100         78,200
                                       ------        -------      ------          ------       ------        -------         ------
Cash Flow before Debt Service         335,488      1,159,099     420,274         592,339      216,138      1,025,880        705,726
Debt Service                          327,744      1,142,221     397,369         472,646      210,030        843,667        599,364
Loan Service and Guarantee             21,180         98,615      43,619          38,914       22,815         36,689              0
                                       ------         ------      ------          ------       ------         ------              -
Cash Flow after Debt Service         ($13,436)      ($81,737)   ($20,714)        $80,779     ($16,707)      $145,524       $106,362

1998 Interest Expense                $308,678     $1,117,583    $383,451        $454,712     $204,053       $789,757       $558,010
Income to Equity                       26,810         41,516      36,823         137,627       12,085        236,123        147,716


CAPITAL SOURCE II L.P. - A

                                        Ponds        Crane's       Delta      Monticello                       Total
                                        -----        -------       -----      ----------                       -----
Income                             $1,021,855     $2,018,923  $1,395,919        $966,064                 $13,518,164
Operating Expenses                    476,941        713,533     560,344         342,013                   5,294,039
                                      -------        -------     -------         -------                   ---------
NOI before Capital Improvements       544,914      1,305,390     835,575         624,051                   8,224,124
Capital Improvements                   40,298        107,100      75,650          45,050                     727,349
                                       ------        -------      ------          ------                     -------
Cash Flow before Debt Service         504,616      1,198,290     759,925         579,001                   7,496,776
Debt Service                          476,364        944,014     625,854         494,496                   6,533,770
Loan Service and Guarantee             51,747         87,866      10,146          54,288                     465,878
                                       ------         ------      ------          ------                     -------
Cash Flow after Debt Service         ($23,495)      $166,410    $123,925         $30,217                    $497,128

1998 Interest Expense                $462,807       $918,507    $600,184        $478,329                  $6,276,071
Income to Equity                       41,809        279,783     159,741         100,672                   1,220,705

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
------------------------------------------------------------------------------------------------------------------------------------
PROJECTED 1998 GAAP INCOME STATEMENT (C CORP) AS PROVIDED BY MANAGEMENT AND VALUATION RESEARCH

                                                Consolidated                                                    Parent Company Only
                                                 1998 Budget                                                            1998 Budget
                                                 -----------                                                            -----------
Real Estate Income                               $13,518,164               Interest Income on Mortgages                  $5,718,061
Real Estate Operating Expenses                    (5,294,039)              Income on Equity in Partnerships               1,220,705
Capital Improvements                                (727,349)              Interest Income on Investments                   743,333
                                                                                                                            -------
Interest Income on Investments                       743,333               Sub-total Revenues                             7,682,099
Loan Service and Guarantee                          (465,878)
Mgmt Fees and Expenses                              (813,300)              Mgmt Fees and Corp. Expenses                    (813,300)
                                                    ---------
EBITDA                                             6,960,931               Loan Service and Guarantee                      (465,878)
                                                                           Est.(1) Amortization                            (248,000)
Interest Expense                                    (558,010)              Est.(1) Depreciation                          (1,562,800)
                                                                                                                         -----------
Est.(1) Amortization                                (248,000)              Sub-total Expenses                            (3,089,978)
                                                    ---------
Traditional FFO                                    6,154,921

                                                                           Pre-tax Income                                 4,592,121
Est.(1) Depreciation                              (1,562,800)              Federal Taxes                                 (1,561,321)
                                                  -----------                                                            -----------
Pre-tax Income                                     4,592,121               Net Income                                    $3,030,800
Federal Taxes                                     (1,561,321)
                                                  -----------
Net Income                                        $3,030,800


(1) Based on annualizing the September 30, 1997 quarter data for Capital Source L.P. and Capital Source II L.P. - A.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
---------------------------------------------------------------------------------------------------------------------------
EXCHANGE VALUE PERCENTAGE ALLOCATION

GOING CONCERN VALUATION                                               EST. 1998 CONTRIBUTION TO C CORP PRE-TAX INCOME
-----------------------                                               -----------------------------------------------
                                                      Total Value
                  Cap Source I    Cap Source II     excluding GPs                    Cap Source I   Cap Source II
                  ------------    -------------     -------------                    ------------   -------------
LP Value           $50,421,209      $29,863,510       $80,284,718     Pre-tax Income   $2,735,932      $1,856,188
Per LP Unit              14.94             7.45
Per $1,000              747.15           372.26                       PERCENTAGE            59.6%           40.4%

PERCENTAGE               62.8%            37.2%


LOW MARKED TO MARKET BOOK EQUITY                                      HIGH MARKED TO MARKET BOOK EQUITY
--------------------------------                                      ---------------------------------

                                           Total Value                                                                Total Value
                  Cap Source I    Cap Source II    excluding GP's                    Cap Source I   Cap Source II    excluding GPs
                  ------------    -------------    --------------                    ------------   -------------    -------------
LP Value           $49,675,413      $32,694,021       $82,369,434     LP Value        $52,801,596     $34,269,194      $87,070,790
Per LP Unit             $14.72            $8.15                       Per LP Unit          $15.65           $8.54
Per $1,000             $736.10          $407.54                       Per $1,000          $782.43         $427.18

PERCENTAGE               60.3%            39.7%                       PERCENTAGE            60.6%           39.4%


LOW LIQUIDATION VALUE                                                 HIGH LIQUIDATION VALUE
---------------------                                                 ----------------------

                                                      Total Value                                                      Total Value
                  Cap Source I    Cap Source II     excluding GPs                    Cap Source I   Cap Source II    excluding GPs
                  ------------    -------------     -------------                    ------------   -------------    -------------
LP Value           $48,067,076      $31,291,583       $79,358,659     LP Value        $51,153,289     $33,103,793      $84,257,081
Per LP Unit             $14.25            $7.80                       Per LP Unit          $15.16           $8.25
Per $1,000             $712.27          $390.06                       Per $1,000          $758.00         $412.65

PERCENTAGE               60.6%            39.4%                       PERCENTAGE            60.7%           39.3%


CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
---------------------------------------------------------------------------------------------------------------------------
PROPOSED COMMON STOCK SHARE ALLOCATION / EXCHANGE RATIO
Value assigned to C Corp Equity(1)               $83,875,825
Shares Issue Price                                    $25.00
Shares Issued                                      3,355,033

                                                      Shares     As a % of LPs    As a % of Total
                                                      ------     -------------    ---------------
Issued to Capital Source L.P.                      2,015,574            60.7%
Issued to Capital Source II L.P.-A                 1,305,909            39.3%

                                                   ---------         --------
Sub-total Issued to Limited Partners               3,321,483           100.0%              99.0%

Issued to General Partner                             33,550                                1.0%

                                                   ---------                              ------
Total Shares Issued                                3,355,033                              100.0%


EXCHANGE RATIO


                                                CAP SOURCE I    CAP SOURCE II
                                                ------------    -------------

Exchange Ratio (shares per LP unit)                   0.5973           0.3256
Proforma Share Value received per LP Unit             $14.93            $8.14
Proforma Share Value received per $1,000             $746.68          $406.97

(1) Based on midpoint of marked to market valuation of book equity.

                           C CORP COMMON STOCK PROFORMA
                            ESTIMATED TRADING VALUATION

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
----------------------------------------------------------------------------------------------------------
PROFORMA LOW ESTIMATED INITIAL TRADING VALUATION AT 9/30/97


                                     Basket A            Basket B            Basket C
                                  Real Estate           Mortgages            Cash and
                                       Equity         at 12/31/97         Investments             Total(1)
                                       ------         -----------         -----------             -------
Pricing Methodology              FFO Multiple        100% of Face        100% of Face


Par or Appraised Value             $9,058,393         $62,099,571         $14,157,023         $84,009,987
Estimated FFO                       1,132,299           4,413,865             608,757           6,154,921
Allocated G&A(2)                      (88,406)           (590,318)           (134,576)           (813,300)

Value/FFO                                8.0x               14.1x               23.3x               13.6x
Value/Book value                           na                1.0x                1.0x                  na
Value/Revenues                                                                                       5.9x

(1) Net of $1.3 million in cash used for the formation costs of the C Corp.
(2) Allocated based on Face or Appraised Value.

                              At Low Initial Est. Trading Value
                            --------------------------------------
                                 Cap Source I       Cap Source II
                             Limited Partners    Limited Partners
                             ----------------    ----------------
           Per Share Value             $25.04              $25.04
               Per LP Unit             $14.96               $8.15
                Per $1,000            $747.88             $407.62

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
-------------------------------------------------------------------------------------------
PROFORMA HIGH ESTIMATED INITIAL TRADING VALUATION AT 9/30/97



                                     Basket A            Basket B            Basket C
                                  Real Estate           Mortgages            Cash and
                                       Equity         at 12/31/97         Investments             Total(1)
                                       ------         -----------         -----------             -------
Pricing Methodology              FFO Multiple        100% of Face        100% of Face

Par or Appraised Value            $11,322,991         $62,099,571         $14,157,023         $86,274,585
Estimated FFO                       1,132,299           4,413,865             608,757           6,154,921
Allocated G&A(2)                      (88,406)           (590,318)           (134,576)           (813,300)

Value/FFO                               10.0x               14.1x               23.3x               13.6x
Value/Book value                           na                1.0x                1.0x                  na
Value/Revenues                                                                                       6.0x


(1) Net of $1.3 million in cash used for the formation costs of the C Corp.
(2) Allocated based on Face or Appraised Value.

                              At High Inital Est. Trading Value
                            --------------------------------------
                                 Cap Source I       Cap Source II
                             Limited Partners    Limited Partners
                             ----------------    ----------------
           Per Share Value             $25.71              $25.71
               Per LP Unit             $15.36               $8.37
                Per $1,000            $768.04             $418.61

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
-----------------------------------------------------------------------------------------------------------------------------------
ESTIMATED PROFORMA FUTURE VALUATIONS BASED ON BOOK AND EBITDA MULTIPLES

                                                     Start Up Years                Years where Development Projects are Sold
                                             ---------------------------------  ---------------------------------------------------
                                                        1999             2000              2001             2002              2003
                                                        ----             ----              ----             ----              ----
VALUATION USING PRICE / BOOK MULTIPLES

Proforma Book Value                              $80,066,669      $82,480,916      $110,009,551     $136,922,515      $164,306,632
Per Share                                             $23.86           $24.58            $32.79           $40.81            $48.97
Value at 1.0X Book                                80,066,669       82,480,916       110,009,551      136,922,515       164,306,632
Value at 1.5X Book                               120,100,003      123,721,374       165,014,327      205,383,772       246,459,948

VALUATION USING EBITDA MARKET VALUE MULTIPLES

Value at 4.9x EBITDA                             $57,139,725     $105,096,677      $252,383,918     $265,798,899      $222,668,113
Per Share                                             $17.03           $31.33            $75.23           $79.22            $66.37
PV AT 12% DISCOUNT                                51,017,612       83,782,428       179,641,888      168,920,006       126,347,867
PV at 12% Discount - 1 Year Delay                         na       45,551,439        74,805,739      160,394,543       150,821,434
PV at 12% Discount - 2 Year Delay                         na               na        40,670,928       66,790,838       143,209,413

Value at 5.7x EBITDA                             $66,468,660     $122,255,318      $293,589,456     $309,194,638      $259,022,091
Per Share                                             $19.81           $36.44            $87.51           $92.16            $77.20
PV AT 12% DISCOUNT                                59,347,018       97,461,191       208,971,176      196,498,782       146,976,091
PV at 12% Discount - 1 Year Delay                         na       52,988,409        87,018,921      186,581,407       175,445,341
PV at 12% Discount - 2 Year Delay                         na               na        47,311,079       77,695,465       166,590,542

Price / Book at 4.9x EBITDA                               na             1.3x              2.3x             1.9x              1.4x
Price / Book at 5.7x EBITDA                               na             1.5x              2.7x             2.3x              1.6x

                                      PEER GROUPS

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
-----------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE VALUE ANALYSIS -- MULTIPLES ANALYSIS

(DOLLARS IN MILLIONS, EXCEPT PER SHARE)                                                               MARKET VALUE AS A
                                                                                                        MULTIPLE (C) OF
                                                                                       -------------------------------------------

                                           Stock Price      Market(A)    Enterprise(B)    LTM         LTM         LTM      Book
Company                            FYE        3/1/98          Value          Value      Revenues     EBITDA       EBIT     Value
-------                            ---        ------          -----          -----      --------     ------       ----     -----
BLUEGREEN CORP                     Mar            $4.81          $97.4         $186.0        0.7x       6.9x        7.6x      1.5x
BRESLER & REINER                   Dec            22.63           63.2           52.6        2.0x       4.0x        4.7x      0.9x
ECHELON INTL                       Dec            21.81          148.0          160.7        3.4x       9.2x       14.9x      0.7x
HALLWOOD REALTY                    Dec            51.63           86.4          249.7        1.6x       3.4x        7.1x      2.7x
LEXFORD                            Dec            38.25          154.2          287.3        2.2x       4.9x        6.1x      2.2x

                                                                                                  SELECTED COMPANIES ABOVE
                                                                                       -------------------------------------------
                                                                         Average             2.0x       5.7x        8.1x      1.6x
                                                                         Median              2.0x       4.9x        7.1x      1.5x
                                                                         High                3.4x       9.2x       14.9x      2.7x
                                                                         Low                 0.7x       3.4x        4.7x      0.7x
                                                                                       -------------------------------------------


American RE Ptrs                   Dec           $11.06         $511.1         $265.4        7.7x       9.8x       11.0x      0.6x
Avatar Holdings                    Dec            24.25          220.6          357.1        1.4x      11.5x       25.9x      1.4x
Catellus                           Dec            18.38        1,957.0        2,503.3       12.1x      17.1x       24.8x      4.4x
Forest City                        Jan            55.13          826.3        2,859.2        1.4x       3.6x        5.2x      3.0x
LNR Property                       Nov            26.81          976.0        1,336.9        6.3x      13.2x       14.3x      2.5x

Wellsford Real Properties(D)       Dec            14.50          245.2          257.7       19.1x      31.6x       34.9x      1.4x
Capital Trust(D)                   Dec             9.75           89.1          150.8          NM         NM          NM      1.6x
                                                                                                         ALL COMPANIES
                                                                                       -------------------------------------------
                                                                         Average             3.9x       8.4x       12.2x      1.9x
                                                                         Median              2.1x       8.1x        9.3x      1.6x
                                                                         High               12.1x      17.1x       25.9x      4.4x
                                                                         Low                 0.7x       3.4x        4.7x      0.6x
                                                                                       -------------------------------------------


(A) Market Value of equity equals market price per share multiplied by the number of shares outstanding. Market Value of equity as of 3/1/98.
(B) Enterprise Value equals Market Value of equity plus book value of preferred stock plus book value of total debt (net of cash and marketable securities).
(C) Market Value is used to derive Book Value Multiple. Price is used for the PE multiples. LTM EPS = Sum of previous 4 quarters EPS before extraordinary expense as reported. FY+1 EPS is the average EPS projection 1 fiscal year forward, FY+2 EPS is the average EPS projection 2 fiscal years forward.
(D) Not included in "All Companies" analysis except for market value as a multiple of book value.

    EARNINGS ESTIMATES SOURCE: FIRST CALL; I/B/E/S; NELSON PUBLICATIONS

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
-----------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE VALUE ANALYSIS - MULTIPLES ANALYSIS



(DOLLARS IN MILLIONS, EXCEPT PER SHARE)                                                             ENTERPRISE VALUE AS A
                                                                                                        MULTIPLE (C) OF
                                                                                       -------------------------------------------

                                           Stock Price      Market(A)    Enterprise(B)    LTM         LTM         LTM      Book
Company                            FYE        3/1/98          Value          Value      Revenues     EBITDA       EBIT     Value
-------                            ---        ------          -----          -----      --------     ------       ----     -----
BLUEGREEN CORP                     Mar            $4.81          $97.4         $186.0        1.3x      13.2x       14.6x      2.9x
BRESLER & REINER                   Dec            22.63           63.2           52.6        1.7x       3.3x        3.9x      0.7x
ECHELON INTL                       Dec            21.81          148.0          160.7        3.7x      10.0x       16.2x      0.8x
HALLWOOD REALTY                    Dec            51.63           86.4          249.7        4.8x       9.8x       20.7x      7.7x
LEXFORD                            Dec            38.25          154.2          287.3        4.1x       9.0x       11.3x      4.1x

                                                                                                  SELECTED COMPANIES ABOVE
                                                                                       -------------------------------------------
                                                                         Average             3.1x       9.1x       13.3x      3.2x
                                                                         Median              3.7x       9.8x       14.6x      2.9x
                                                                         High                4.8x      13.2x       20.7x      7.7x
                                                                         Low                 1.3x       3.3x        3.9x      0.7x
                                                                                       -------------------------------------------


American RE Ptrs                   Dec           $11.06         $511.1         $265.4        4.0x       5.1x        5.7x      0.3x
Avatar Holdings                    Dec            24.25          220.6          357.1        2.3x      18.6x       42.0x      2.3x
Catellus                           Dec            18.38        1,957.0        2,503.3       15.5x      21.9x       31.7x      5.7x
Forest City                        Jan            55.13          826.3        2,859.2        4.7x      12.3x       18.1x     10.2x
LNR Property                       Nov            26.81          976.0        1,336.9        8.6x      18.0x       19.6x      3.5x

Wellsford Real Properties(D)       Dec            14.50          245.2          257.7       20.0x      33.2x       36.6x      1.4x
Capital Trust(D)                   Dec             9.75           89.1          150.8          NM         NM          NM      2.7x

                                                                                                         ALL COMPANIES
                                                                                       -------------------------------------------
                                                                         Average             5.1x      12.1x       18.4x      3.5x
                                                                         Median              4.0x      11.2x       17.2x      2.8x
                                                                         High               15.5x      21.9x       42.0x     10.2x
                                                                         Low                 1.3x       3.3x        3.9x      0.3x
                                                                                       -------------------------------------------


(A) Market Value of equity equals market price per share multiplied by the number of shares outstanding. Market Value of equity as of 3/1/98.
(B) Enterprise Value equals Market Value of equity plus book value of preferred stock plus book value of total debt (net of cash and marketable securities).
(C) Market Value is used to derive Book Value Multiple. Price is used for the PE multiples. LTM EPS = Sum of previous 4 quarters EPS before extraordinary expense as reported. FY+1 EPS is the average EPS projection 1 fiscal year forward, FY+2 EPS is the average EPS projection 2 fiscal years forward.
(D) Not included in "All Companies" analysis except for enterprise value as a multiple of book value.

    EARNINGS ESTIMATES SOURCE: FIRST CALL; I/B/E/S; NELSON PUBLICATIONS

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
----------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE VALUE ANALYSIS - INCOME STATEMENTS & BALANCE SHEETS


(Dollars in Millions, Except per Share Data)

                                                    -------------------------------------------------------------------------------
                                                    AMERICAN RE     AVATAR      BLUEGREEN   BRESLER &
                                                       PTRS        HOLDINGS       CORP       REINER     CAPITAL TRUST     CATELLUS

Fiscal Year End:                                        Dec           Dec          Mar          Dec           Dec            Dec
                                                    -------------------------------------------------------------------------------
INCOME STATEMENT AS OF:                                 9/97          9/97         9/97        9/97          9/97           9/97
                                                        ----          ----         ----        ----          ----           ----
     SALES                                              $66.3         $152.4      $140.2       $31.7        $3.7            $161.4
        Cost of Goods Sold                               19.8          134.1        66.0        16.4         5.5              72.0
                                                         ----          -----        ----        ----         ---              ----
     GROSS PROFIT                                        46.5           18.3        74.2        15.3        (1.8)             89.4
        S, G & A                                          0.0            9.8        61.4         1.7         0.0              10.5
                                                          ---            ---        ----         ---         ---              ----
     EBIT                                                46.5            8.5        12.8        13.6        (1.8)             78.9
        Depreciation and Amortization                     5.6           10.7         1.4         2.3         0.1              35.4
                                                          ---           ----         ---         ---         ---              ----
     EBITDA                                              52.1           19.2        14.1        15.9        (1.8)            114.3
        Interest Expense                                 13.6           13.3         6.8         2.2         0.3              46.6
        Other Income/(Expense)                           47.9            0.0         0.3         0.8        (0.5)             17.1
                                                         ----            ---         ---         ---        -----             ----
     PRE-TAX EARNINGS                                    80.8           (4.8)        6.3        12.1        (2.6)             49.3
        Provision for Income Taxes                        0.0            0.0         2.6         4.0         0.0              20.1
                                                          ---            ---         ---         ---         ---              ----
     NET EARNINGS BEFORE EXT. ITEM                       80.8           (4.8)        3.7         8.1        (2.6)             29.2
        Extraordinary item                               (0.2)           0.6         0.0         0.0         0.0               0.0
                                                        -----            ---         ---         ---         ---               ---
     NET EARNINGS                                        80.6           (4.2)        3.7         8.1        (2.6)             29.2
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------
     Primary LTM EPS (b/f extra items)                  $2.81         ($0.46)      $0.18       $2.91      ($0.36)            $0.25


BALANCE SHEET AS OF:                                    9/97           9/97         9/97        9/97        9/97             9/97
                                                        ----           ----         ----        ----        ----             ----
        Cash & Equivalents                              473.2            9.4        24.7        31.7         4.1              17.3
        Accounts Receivable                             342.9           32.6        65.9         8.5         0.0              33.6
        Inventory                                         4.2          175.9        88.3        15.0         0.0               0.0
        Other Current Assets                              0.0            0.0         0.0         0.0         0.0               0.0
                                                          ---            ---         ---         ---         ---               ---
     TOTAL CURRENT ASSETS                               820.3          217.8       178.9        55.2         4.1              51.0
        Net PP&E                                        113.8          187.8         7.2        36.4         0.0           1,133.5
        Other Assets                                     32.1           43.6        18.8         8.9       108.2              21.8
                                                         ----           ----        ----         ---       -----              ----
     TOTAL ASSETS                                       966.1          449.3       204.9       100.4       112.3           1,206.3
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------
        Accounts Payable                                  8.7            5.1         2.9         2.2         2.7              44.6
        Income Taxes Payable                              0.0            0.0         0.0         1.4         0.0               0.0
        Current LT Debt & Notes Payable                   0.0            0.0         0.0         0.0         0.0              36.0
        Other Current Liabilities                         0.5            0.0         0.0         0.6         0.0               0.0
                                                          ---            ---         ---         ---         ---               ---
     TOTAL CURRENT LIABILITIES                            9.2            5.1         2.9         4.2         2.7              80.6
        Total Long-Term Debt (Less Current Portion)     152.6          145.9       113.3        21.1        53.5             527.7
        Deferred & Other Liabilities                      2.8          145.3        24.8         4.1         0.7             156.1
                                                          ---          -----        ----         ---         ---             -----
     TOTAL LIABILITIES                                  164.6          296.4       141.0        29.5        56.9             764.4
        Preferred Stock                                  74.9            0.0         0.0         0.0        12.3               0.0
        Shareholders' Equity                            801.6          152.9        63.9        71.0        55.4             441.9
                                                        -----          -----        ----        ----        ----             -----
     TOTAL LIABILITIES & EQUITIES                       966.1          449.3       204.9       100.4       112.3           1,206.3
                                                    -------------------------------------------------------------------------------


                                                    -------------------------------------------------------------------------------
                                                                                  HALLWOOD                           WELLSFORD REAL
                                                     ECHELON INTL   FOREST CITY    REALTY    LEXFORD   LNR PROPERTY    PROPERTIES

Fiscal Year End:                                         Dec            Jan         Dec        Dec           Nov           Dec
                                                    -------------------------------------------------------------------------------
INCOME STATEMENT AS OF:                                 9/97           10/97        9/97       9/97          5/97         9/97
                                                        ----           -----        ----       ----          ----         ----
     SALES                                              $43.1          $602.3       $52.5      $70.6         $156.0       $12.9
        Cost of Goods Sold                               17.0           444.3        36.7       45.3           63.1         1.8
                                                         ----           -----        ----       ----           ----         ---
     GROSS PROFIT                                        26.1           157.9        15.8       25.4           92.9        11.1
        S, G & A                                         16.2             0.0         3.7        0.0           24.6         4.0
                                                         ----             ---         ---        ---           ----         ---
     EBIT                                                 9.9           157.9        12.1       25.4           68.3         7.0
        Depreciation and Amortization                     6.1            74.8        13.3        6.4            5.9         0.7
                                                          ---            ----        ----        ---            ---         ---
     EBITDA                                              16.0           232.7        25.4       31.8           74.1         7.8
        Interest Expense                                 10.2           130.2        13.0       14.7           23.7         1.6
        Other Income/(Expense)                            3.0           (30.0)        0.0        1.4           36.1         0.2
                                                          ---           ------        ---        ---           ----         ---
     PRE-TAX EARNINGS                                     2.7            (2.3)       (0.9)      12.1           80.7         5.6
        Provision for Income Taxes                        0.7            (1.9)        0.0        4.7           31.5         2.1
                                                          ---            -----        ---        ---           ----         ---
     NET EARNINGS BEFORE EXT. ITEM                        2.0            (0.4)       (0.9)       7.4           49.2         3.6
        Extraordinary item                               (1.2)           16.2         0.0       (1.8)           0.0         0.0
                                                         -----           ----         ---       -----           ---         ---
     NET EARNINGS                                         0.8            15.8        (0.9)       5.6           49.2         3.6
                                                    ----------------------------------------------------------------------------
                                                    ----------------------------------------------------------------------------
     Primary LTM EPS (b/f extra items)                   $0.08          ($0.05)     ($0.54)     $1.83          $1.35       $0.45


BALANCE SHEET AS OF:                                   9/97          10/97         9/97       9/97          5/97         9/97
                                                       ----          -----         ----       ----          ----         ----
        Cash & Equivalents                               64.2            27.1         4.8       17.6            9.0        12.3
        Accounts Receivable                              32.7           196.6         1.4       54.7            0.0       145.9
        Inventory                                         1.4            46.6         0.0        0.0            0.0        21.9
        Other Current Assets                              0.3             0.0         0.0        0.0           72.6         0.0
                                                          ---             ---         ---        ---           ----         ---
     TOTAL CURRENT ASSETS                                98.6           270.4         6.1       72.3           81.6       180.0
        Net PP&E                                        115.2         2,203.0       179.8      156.6          212.8         0.0
        Other Assets                                    242.1           349.5        20.7        9.6          498.7        34.4
                                                        -----           -----        ----        ---          -----        ----
     TOTAL ASSETS                                       455.9         2,822.8       206.7      238.4          793.1       214.4
                                                    ----------------------------------------------------------------------------
                                                    ----------------------------------------------------------------------------
        Accounts Payable                                 10.6           346.1         4.0        1.0            3.3         0.0
        Income Taxes Payable                              0.0             0.0         0.0        0.0            0.0         0.0
        Current LT Debt & Notes Payable                  15.2            26.3         0.0        0.0          170.6         0.0
        Other Current Liabilities                         0.0             0.0         0.0       11.3            0.0         0.0
                                                          ---             ---         ---        ---           ----         ---
     TOTAL CURRENT LIABILITIES                           25.8           372.4         4.0       12.4          173.9         0.0
        Total Long-Term Debt (Less Current Portion)      61.7         2,033.8       168.1      150.6          199.3        24.8
        Deferred & Other Liabilities                    158.5           137.7         2.3        4.7           35.7         9.8
                                                        -----           -----         ---        ---           ----         ---
     TOTAL LIABILITIES                                  246.0         2,543.8       174.4      167.7          408.9        34.5
        Preferred Stock                                   0.0             0.0         0.0        0.0            0.0         0.0
        Shareholders' Equity                            209.9           279.0        32.3       70.7          384.1       179.9
                                                        -----           -----        ----       ----          -----       -----
     TOTAL LIABILITIES & EQUITIES                       455.9         2,822.8       206.7      238.4          793.1       214.4
                                              ---------------------------------------------------------------------------------

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
------------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE VALUE ANALYSIS - COMPANY RATIO ANALYSIS



(Dollars in Millions, Except per Share Data)

                                     ----------------------------------------------------------------------------------
                                        AMERICAN RE    AVATAR     BLUEGREEN    BRESTER &
                                           PTRS       HOLDINGS       CORP       REINER     CAPITAL TRUST   CATELLUS
                                     ----------------------------------------------------------------------------------
MARKET DATA AS OF:                           3/1/98     3/1/98         3/1/98     3/1/98           3/1/98      3/1/98
   Ticker                                       ACP       AVTR            BXG      3BRER               CT         CDX
   Exchange                                    NYSE        OTC           NYSE        OTC             NYSE        NYSE
   Price per share                           $11.06     $24.25          $4.81     $22.63            $9.75      $18.38
   52 week high                              $14.25     $36.75          $5.13     $26.00           $15.13      $22.00
   52 week low                                $9.13     $24.75          $2.63     $11.25            $4.50      $13.63
   Shares outstanding (millions)               46.2        9.1           20.2        2.8              9.1       106.5

   Market Value of equity(A)                 $511.1     $220.6          $97.4      $63.2            $89.1    $1,957.0
   Enterprise Value(B)                       $265.4     $357.1         $186.0      $52.6           $150.8    $2,503.3

PROFITABILITY:
   Net Margin                                121.9%         NM           2.6%      25.7%               NM       18.1%
   EBITDA Margin                              78.6%      12.6%          10.1%      50.0%               NM       70.8%
   Gross Margin                               70.1%      12.0%          52.9%      48.2%               NM       55.4%
   Return on Average Assets                   10.1%         NM           2.0%       8.0%               NM        2.5%
   Return on Average BV Common Equity         12.9%         NM           5.9%      12.2%               NM        6.8%
   SG & A as % of Sales                        0.0%       6.4%          43.8%       5.4%             0.0%        6.5%
   Taxes as % of Pre-Tax Earnings              0.0%         NM          41.0%      32.8%               NM       40.8%

EFFICIENCY:
   Asset Turnover                               0.1        0.3            0.8        0.3              0.1         0.1
   Sales to Employees ($000)               $3,901.3     $137.5         $281.5     $253.8               NA      $530.9
   Inventory Days                                65        463            466        301                0          NA
   Receivable Days                            1,689        111            142         99              113          56
   Payable Days                                 179         18             14         44               96         220

LIQUIDITY:
   Current Ratio                               89.6       42.4           61.8       13.1              1.5         0.6
   Quick Ratio                                 89.1        8.2           31.3        9.5              1.5         0.6

LEVERAGE:
   Total Debt to Equity                       19.0%      95.4%         177.3%      29.8%            96.6%      127.5%
   Total Liabilities to Total Assets          17.0%      66.0%          68.8%      29.3%            50.7%       63.4%
   Cash Flow Interest Coverage                 3.8x       1.4x           2.1x       7.2x               NM        2.4x
                                     ----------------------------------------------------------------------------------


                                          ------------------------------------------------------------------------------------------
                                                                           HALLWOOD                                WELLSFORD REAL
                                             ECHELON INTL   FOREST CITY     REALTY     LEXFORD    LNR PROPERTY       PROPERTIES
                                          ------------------------------------------------------------------------------------------
MARKET DATA AS OF:                                 3/1/98         3/1/98       3/1/98     3/1/98          3/1/98            3/1/98
   Ticker                                             EIN          FCE.A          HRY       CRSI             LNR               WRP
   Exchange                                          NYSE           NYSE         AMEX        OTC            NYSE              AMEX
   Price per share                                 $21.81         $55.13       $51.63     $38.25          $26.81            $14.50
   52 week high                                    $25.25         $62.50       $55.50     $36.00          $27.13            $17.25
   52 week low                                     $16.75         $39.50       $24.13     $21.88          $21.13            $10.50
   Shares outstanding (millions)                      6.8           15.0          1.7        4.0            36.4              16.9

   Market Value of equity(A)                       $148.0         $826.3        $86.4     $154.2          $976.O            $245.2
   Enterprise Value(B)                             $160.7       $2,859.2       $249.7     $287.3        $1,336.9            $257.7

PROFITABILITY:
   Net Margin                                        4.6%             NM           NM      10.5%           31.6%             27.9%
   EBITDA Margin                                    37.1%          38.6%        48.3%      45.0%           47.5%             60.4%
   Gross Margin                                     60.6%          26.2%        30.1%      35.9%           59.6%             85.9%
   Return on Average Assets                            NA           0.0%           NM       3.1%            6.5%                NA
   Return on Average BV Common Equity                  NA             NM           NM      11.3%           12.7%                NA
   SG & A as % of Sales                             37.6%           0.0%         7.1%       0.0%           15.8%             31.3%
   Taxes as % of Pre-Tax Earnings                   25.9%             NM           NM      38.8%           39.0%             36.3%

EFFICIENCY:
   Asset Turnover                                      NA            0.2          0.2        0.3             0.2                NA
   Sales to Employees ($000)                       $590.4         $178.0           NA      $37.3              NA                NA
   Inventory Days                                      NA             37            0          0              NA                NA
   Receivable Days                                     NA            118           NA        281              NA                NA
   Payable Days                                        NA            297           52         11              14                NA

LIQUIDITY:
   Current Ratio                                      3.8            0.7          1.5        5.9             0.5                NA
   Quick Ratio                                        3.8            0.6          1.5        5.9             0.1                NA

LEVERAGE:
   Total Debt to Equity                             36.6%         738.4%       521.1%     213.1%           96.3%             13.8%
   Total Liabilities to Total Assets                54.0%          90.1%        84.4%      70.3%           51.6%             16.1%
   Cash Flow Interest Coverage                       1.6x           1.8x         2.0x       2.2x            3.1x              5.0x

                                          ------------------------------------------------------------------------------------------


    (A) Market Value of equity equals market price per share multiplied by the number of shares outstanding. Market Value of equity as of 3/1/98.
    (B) Enterprise Value equals Market Value of equity plus book value of preferred stock plus book value of total debt (net of cash and marketable securities).

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. -A
-------------------------------------------------------------------------------
SELECTED COMPARABLE REAL ESTATE DEVELOPMENT COMPANIES


AMERICAN RE PROPERTIES        Partnership, through a 99% limited partnership
                              interest in American Real Estate Holdings L.P., acquires and manages real estate, primarily office, retail, industrial, residential and hotel properties. Partnership also may make non-real estate investments, which includes investments in securities of domestic and foreign companies not engaged in real estate activities.

AVATAR HOLDINGS               The Company owns and develops real property in
                              Florida, Arizona, Tennessee and California; and also provides utility services including the purification and distribution of water, treatment and disposal of wastewater and contract management services for utility companies. The company's real estate activities include the construction and sale of single family and multifamily housing; and the development, sale and management of vacation ownership units and homesites and industrial/commercial land sales, with the types of activities varying from community to community.
                              Avatar also operates amenities and resorts, conducts cable television operations and provides property management services.

BLUEGREEN CORP                The Company acquires, develops, markets and sells
                              recreational land, residential land and vacation ownership resorts. The Company operates in 21 states including Texas, North Carolina and Florida.

BRESLER & REINER              The Company develops and constructs residential
                              and commercial land; owns and operates rental properties, including apartments, offices, a motel and a hotel; manages and leases apartment buildings, a shopping center and office buildings for others; and provides equipment leasing.

CATELLUS The Company owns substantial property interests in the West, Southwest and Midwest U.S. The Company's holdings consist of income producing properties, including industrial, retail and office facilities; and land development and natural resource properties.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. -A
-------------------------------------------------------------------------------
SELECTED COMPARABLE REAL ESTATE DEVELOPMENT COMPANIES

ECHELON INTERNATIONAL         The Company develops, owns and manages commercial
                              and multifamily residential real estate in Florida; and manages a portfolio of aircraft and real estate loans and aircraft leases. The Company plans to gradually withdraw from its aircraft and real estate lending businesses in order to focus on its core real estate development operations.
                              The Company owns and manages income-producing commercial real estate holdings in Florida with the predominant value located in Tampa Bay, St.
                              Petersburg and Clearwater. Dec. 31, 1996, the
                              Company owned 11 commercial real estate
                              properties, consisting of 5 office buildings and 6 industrial sites, and other properties.
                              Additionally, the Company owns undeveloped land in the St. Petersburg area which it plans to develop for residential and commercial real estate projects; and owns and operates a marina in St.
                              Petersburg.

FOREST CITY                   The Company develops, constructs, owns and manages
                              commercial and residential real estate throughout the U.S. The Commercial Group owns, acquires, develops and manages retail, office, hotel and mixed-use projects throughout the U.S. Development activities focus on locating opportunities, structuring deals as advantageously as possible, obtaining favorable financing, supervising construction and handling the initial leasing of developed properties. The Residential Group owns, acquires, develops, leases and manages the Company's residential properties. In addition to acquiring or developing new residential assets for the Company, this division is responsible for increasing cash flow and long-term value of the existing portfolio by deciding when to refinance, optimizing the Company's leasing strategy and determining the appropriate level of capital expenditures. The Land Group acquires and sells both raw land and developed lots to commercial, industrial and residential users. The Group's efforts are concentrated on major developments in Ariz., Fla., Nev., N.Y. and Ohio. The Trading
                              Group conducts the lumber brokerage portion of the Company's business. Lumber brokerage consists of the purchase of lumber and plywood from sawmills and other specialty products for immediate resale to retailers and other large purchasers of lumber throughout the U.S. The Group also supplies building materials and lumber to general contractors, and is a wholesaler of major home appliances, cabinets and hardware to housing contractors.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. -A
-------------------------------------------------------------------------------
SELECTED COMPARABLE REAL ESTATE DEVELOPMENT COMPANIES


HALLWOOD REALTY               The Company is a limited partnership that is
                              involved in diversified real estate activities.
                              The Company's activities include acquisition, ownership and operation of commercial office, industrial real estate and other real estate related assets.

LEXFORD The Company has equity interests in apartment communities, either as the sole owner or as general partner. The Company's wholly owned subsidiary, Lexford Properties, Inc., manages apartment units in several states, including substantially all of the properties in which Lexford has an ownership interest.

LNR PROPERTY                  The Company is a real estate investment and
                              management business. The Company develops, acquires and manages commercial and residential multifamily real estate. LNR also acquires portfolios of mortgage loans and writes commercial real estate mortgage loans.

WELLSFORD REAL PROPERTIES     The Company invests in developing multi-family
                              residential properties and secured debt
                              instruments for income producing commercial office properties. The Company, through its subsidiary, WCPT, has other debt and equity joint venture interests which acquire and improve underperforming commercial realty mainly in New
                              York, Boston and Washington, D.C. metropolitan areas.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. -A
-------------------------------------------------------------------------------
CAPITAL TRUST OVERVIEW


CAPITAL TRUST:

Capital Trust was created on 7/16/97 by California Real Estate Trust changing its status from a REIT to a C-Corp. Capital trust is a specialty finance company designed primarily to take advantage of high-yielding "mezzanine" investment opportunities in commercial real estate. The Company's portfolio includes investments in commercial mortgage back securities. The Company provides real estate investment banking, advisory and asset management services through its subsidiary, Victor Capital Group.

Prior to the Company changing its status to a C-Corp, the stock was trading at $8.37. After the Company changed it's status, the stock moved up to $11.12, a 33% gain in value for the Company.

                                    CAPITAL TRUST
                            PRICE / VOLUME CHART (WEEKLY)
                            -----------------------------
                                  2/28/97 - 3/02/98


                                       [GRAPH]

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
---------------------------------------------------------------------------------------------------------------------------------
SELECTED MULTI FAMILY REIT TRADING MULTIPLES ($ IN MILLIONS)



                                                                                       MARKET       INDICATED ANNUAL DIVIDEND
                                                         STOCK          MARKET        ADJUSTED  --------------------------------
COMPANY                                   TICKER         PRICE         VALUE(1)       CAP.(2)     PER SHARE   YIELD    PAYOUT
-------                                   ------         -----         --------       -------     ---------   -----    ------
AMBASSADOR APARTMENTS INC.                AAH            $20.38         $233.2        $605.0        $1.60     7.85%    84.21%
ASSOCIATED ESTATES REALTY                 AEC            $20.31         $346.8        $638.4        $1.86     9.16%    85.71%
AMLI RESIDENTIAL PROPERTIES               AML            $22.63         $442.9        $662.3        $1.76     7.78%    82.24%
BERKSHIRE REALTY CO.                      BRI            $11.50         $368.0        $621.5        $0.93     8.09%    85.32%
GROVE PROPERTY TRUST                      GVE            $10.69          $72.8        $126.7        $0.68     6.39%    66.94%
HOME PROPERTIES OF NEW YORK               HME            $26.56         $309.9        $470.4        $1.80     6.78%    85.31%
INVESTORS REAL ESTATE TRUST               IRETS           $7.25         $114.6        $251.0        $0.42     5.79%        NA
OASIS RESIDENTIAL INC.                    OAS            $21.44         $348.1        $754.6        $1.81     8.44%    81.90%
SUMMIT PROPERTIES INC.                    SMT            $20.50         $477.9        $916.0        $1.59     7.76%    79.50%
CORNERSTONE REALTY INCOME TRST            TCR            $12.75         $449.4        $454.9        $1.00     7.84%    86.21%
TOWN & COUNTRY TRUST                      TCT            $16.88         $307.6        $607.6        $1.60     9.48%    91.95%

                                                                    --------------------------------------------------------------
                                 AVERAGE                                $315.6        $555.3                  7.76%    82.93%
                                  MEDIAN                                $346.8        $607.6                  7.84%    84.76%
                                    HIGH                                $477.9        $916.0                  9.48%    91.95%
                                     LOW                                 $72.8        $126.7                  5.79%    66.94%
                                                                    --------------------------------------------------------------


                                             ESTIMATED 1997 FFO          ESTIMATED 1998 FFO
                                        --------------------------- ----------------------------
COMPANY                                   PER SHARE      MULTIPLE     PER SHARE       MULTIPLE
-------                                   ---------      --------     ---------       --------
AMBASSADOR APARTMENTS INC.                 $1.90          10.7x         $1.97          10.3x
ASSOCIATED ESTATES REALTY                  $2.17           9.4x         $2.38           8.5x
AMLI RESIDENTIAL PROPERTIES                $2.14          10.6x         $2.30           9.8x
BERKSHIRE REALTY CO.                       $1.09          10.6x         $1.17           9.8x
GROVE PROPERTY TRUST                       $1.02          10.5x         $1.06          10.1x
HOME PROPERTIES OF NEW YORK                $2.11          12.6x         $2.36          11.3x
INVESTORS REAL ESTATE TRUST                   NA             NA            NA             NA
OASIS RESIDENTIAL INC.                     $2.21           9.7x         $2.31           9.3x
SUMMIT PROPERTIES INC.                     $2.00          10.3x         $2.15           9.5x
CORNERSTONE REALTY INCOME TRST             $1.16          11.0x         $1.17          10.9x
TOWN & COUNTRY TRUST                       $1.74           9.7x         $1.75           9.6x

                                           ------------------------------------------------------
                               AVERAGE                    10.5x                         9.9x
                                MEDIAN                    10.5x                         9.9x
                                  HIGH                    12.6x                        11.3x
                                   LOW                     9.4x                         8.5x
                                           ------------------------------------------------------

--------------------------------------------------------------------------------
(1) Market Value equals the stock price per share multiplied by the total number of shares outstanding (including OP units). Prices current as of 03/03/98.
(2) Market Adjusted Capitalization is defined as Market Value plus Long-Term Debt, plus Minority Interest at market, plus (liquidation value of) Preferred Stock.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
---------------------------------------------------------------------------------------------------------------------------------
SELECTED MULTI FAMILY REIT TRADING MULTIPLES ($ IN MILLIONS)


                                                                 CURRENT ANNUAL DIVIDEND                  LTM FFO
                                                       STOCK   --------------------------- ------------------------------------
COMPANY                                   TICKER       PRICE     PER SHARE        YIELD      PER SHARE    MULTIPLE     PAYOUT
-------                                   ------       -----     ---------        -----      ---------    --------     ------
AMBASSADOR APARTMENTS INC.                AAH          $20.38      $1.60          7.85%         $1.96       10.4x      81.63%
ASSOCIATED ESTATES REALTY                 AEC          $20.31      $1.86          9.16%         $2.13        9.5x      87.32%
AMLI RESIDENTIAL PROPERTIES               AML          $22.63      $1.76          7.78%         $2.11       10.7x      83.41%
BERKSHIRE REALTY CO.                      BRI          $11.50      $0.93          8.09%         $1.07       10.7x      86.92%
GROVE PROPERTY TRUST                      GVE          $10.69      $0.68          6.39%         $0.97       11.0x      70.39%
HOME PROPERTIES OF NEW YORK               HME          $26.56      $1.80          6.78%         $2.08       12.8x      86.54%
INVESTORS REAL ESTATE TRUST               IRETS        $ 7.25      $0.42          5.79%         $0.55       13.2x      76.36%
OASIS RESIDENTIAL INC.                    OAS          $21.44      $1.81          8.44%         $2.51        8.5x      72.11%
SUMMIT PROPERTIES INC.                    SMT          $20.50      $1.59          7.76%         $1.84       11.1x      86.41%
CORNERSTONE REALTY INCOME TRST            TCR          $12.75      $1.00          7.84%         $1.04       12.3x      96.15%
TOWN & COUNTRY TRUST                      TCT          $16.88      $1.60          9.48%         $1.75        9.6x      91.43%


                                                                ---------------------------------------------------------------
                                 AVERAGE                                          7.76%                      10.9x     83.52%
                                  MEDIAN                                          7.84%                      10.7x     86.41%
                                    HIGH                                          9.48%                      13.2x     96.15%
                                     LOW                                          5.79%                       8.5x     70.39%
                                                                ---------------------------------------------------------------


                                                     1997 FFO                                 1998 FFO
                                     --------------------------------------  --------------------------------------
COMPANY                                 PER SHARE    MULTIPLE     PAYOUT        PER SHARE     MULTIPLE    PAYOUT
-------                              ------------    --------     ------     ------------     --------    ---------
AMBASSADOR APARTMENTS INC.               $1.90         10.7x      84.21%          $1.97         10.3x     81.22%
ASSOCIATED ESTATES REALTY                $2.17          9.4x      85.71%          $2.38          8.5x     78.15%
AMLI RESIDENTIAL PROPERTIES              $2.14         10.6x      82.24%          $2.30          9.8x     76.52%
BERKSHIRE REALTY CO.                     $1.09         10.6x      85.32%          $1.17          9.8x     79.49%
GROVE PROPERTY TRUST                     $1.02         10.5x      66.94%          $1.06         10.1x     64.42%
HOME PROPERTIES OF NEW YORK              $2.11         12.6x      85.31%          $2.36         11.3x     76.27%
INVESTORS REAL ESTATE TRUST                NA            NA         NA              NA            NA        NA
OASIS RESIDENTIAL INC.                   $2.21          9.7x      81.90%          $2.31          9.3x     78.35%
SUMMIT PROPERTIES INC.                   $2.00         10.3x      79.50%          $2.15          9.5x     73.95%
CORNERSTONE REALTY INCOME TRST           $1.16         11.0x      86.21%          $1.17         10.9x     85.47%
TOWN & COUNTRY TRUST                     $1.74          9.7x      91.95%          $1.75          9.6x     91.43%


                                        ----------------------------------------------------------------------------
                               AVERAGE                 10.5x     82.93%                         9.9x      78.53%
                                MEDIAN                 10.5x     84.76%                         9.9x      78.15%
                                  HIGH                 12.6x     91.95%                        11.3x      91.43%
                                   LOW                  9.4x     66.94%                         8.5x      64.42%
                                        ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Market Value equals the stock price per share multiplied by the total number of shares outstanding (including OP units). Prices current as of 03/03/98.
(2) Market Adjusted Capitalization is defined as Market Value plus Long-Term Debt, plus Minority Interest at market, plus (liquidation value of) Preferred Stock.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
------------------------------------------------------------------------------
PEER GROUP MARKET INFORMATION & BALANCE SHEET DATA ($ IN MILLIONS)

                                          AMBASSADOR         ASSOCIATED      AMLI RESIDENTIAL      BERKSHIRE       GROVE PROPERTY
                                        APARTMENTS INC.    ESTATES REALTY        REALTY            REALTY CO.           TRUST
                                        ---------------    --------------    ----------------      ----------      --------------
COMPANY INFORMATION
 Ticker                                      AAH                AEC               AML                  BRI               GVE
 UPREIT (Yes/No)                               Yes                 No               Yes                  Yes               Yes
 Prices current as of 03/03/98              $20.38             $20.31            $22.63               $11.50            $10.69
 Shares outstanding (1)                       11.4               17.1              19.6                 32.0               6.8
 52 Week High                               $25.88             $24.19            $24.63               $12.38            $12.38
 52 Week Low                                $19.56             $21.75            $21.63               $10.13             $8.25
 Indicated Annual Dividend                   $1.60              $1.86             $1.76                $0.93             $0.68
 Indicated Annual Dividend Yield               7.9%               9.2%              7.8%                 8.1%              6.4%
 Estimated 1996 FFO per share
  (First Call)                               $1.90              $2.17             $2.14                $1.09             $1.02
 Indicated Annual Dividend Payout             84.2%              85.7%             82.2%                85.3%             66.9%
 Senior Unsecured Credit Rating
  (Moody's/S&P/Fitch)                    NR /NR /NR       Baa3/BBB-/NR       NR /NR /NR            NR /NR /NR         NR /NR /NR

 LTM Information as of:                    9/30/97            9/30/97           9/30/97              9/30/97           9/30/97

BALANCE SHEET INFORMATION (BOOK BASIS)
 Current Assets                                5.5               1.9                1.5                 17.1               1.2
  Land & Improvements, Gross                 547.3             626.5              564.3                685.1             145.6
  Accumulated Depreciation                   (47.3)           (125.3)             (60.0)              (118.2)            (33.5)
                                             -----            ------              -----               ------             -----
 Land & Improvements, Net                    500.0             501.2              504.3                566.9             112.0
 Mortgages & Notes Receivable                  0.0               0.0                0.0                  2.3               0.0
 Other Long Term Assets                       54.3              26.1               68.8                 69.8               3.3
                                             -----            ------              -----               ------             -----
 Total Assets                                559.9             529.1              574.6                656.0             116.4
                                             -----            ------              -----               ------             -----
  Short-Term Debt(2)                          32.3              61.2               38.8                118.4              11.1
  Long-Term Secured Debt(3)                  347.6               0.0              158.2                179.6              42.7
  Long-Term Unsecured Debt                     0.0             235.4               38.8                  8.0              11.1
                                             -----            ------              -----               ------             -----
 Total Funded Debt & Capitalized Leases      379.9             296.6              235.7                306.0              65.0
 Other Liabilities                            12.9              37.5               20.7                 17.7               5.2
                                             -----            ------              -----               ------             -----
 Total Liabilities                           392.8             334.0              256.4                323.7              70.2
 Minority Interest in Consolidated
  Partnerships                                 0.0               0.0                0.0                  0.0               0.0
 Minority Interests in Operating
  Partnership                                 29.9               0.0               46.7                 57.9              22.4
 Preferred Stock                              24.1              56.3               22.5                 65.8               0.0
 Common Shareholders' Equity
  (Book Basis)                               113.0             138.8              249.0                208.6              23.9
                                             -----            ------              -----               ------             -----

Total Equity                                 167.1             195.1              318.2                332.3              46.3

 Total Liabilities and Equity                559.9             529.1              574.6                656.0             116.4
                                             -----            ------              -----               ------             -----
 Total Equity Capitalization (Market
  Value)                                    $233.2            $346.8             $442.9               $368.0             $72.8
 Total Capitalization (Book Basis)(4)        514.7             430.4              515.2                519.9             100.1
 Total Capitalization (Market
  Adjusted)(5)                               605.0             638.4              662.3                621.5             126.7
-----------------------------------------------------------------------------------------------------------------------------

(1) Includes OP units.

(2) Short-Term Debt includes the current portion of Long-Term Debt and revolving credit lines.

(3) Long-Term Secured Debt includes Capital Leases.

(4) Total Capitalization (Book Basis) is defined as Long-Term Debt, Minority Interest, Preferred Stock and Common Shareholders' Equity (Book Basis).

(5) Total Capitalization (Market Adjusted) is defined as Long-Term Debt, Minority Interest at market, Preferred Stock and market value of common equity. Prices current as of 03/03/98.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
------------------------------------------------------------------------------
PEER GROUP MARKET INFORMATION & BALANCE SHEET DATA ($ IN MILLIONS)


                          HOME PROPERTIES  INVESTORS REAL         OASIS           SUMMIT        CORNERSTONE REALTY   TOWN & COUNTRY
                            OF NEW YORK     ESTATE TRUST    RESIDENTIAL INC.   PROPERTIES INC.       INCOME TRST         TRUST
                          ---------------  --------------   ----------------   ---------------  ------------------   --------------
COMPANY INFORMATION
Ticker                         HME             IRETS             OAS                SMT                TCR                TCT
UPREIT (Yes/No)                  Yes              No                No                Yes                  No               Yes
Prices current as of
 03/03/98                     $26.56           $7.25            $21.44             $20.50              $12.75            $16.88
Shares Outstanding(1)           11.7            15.8              16.2               23.3                35.3              18.2
52 Week High                  $28.06           $7.44            $25.00             $22.31              $13.06            $18.88
52 Week Low                   $20.38           $6.63            $21.69             $19.63              $10.38            $14.25
Indicated Annual Dividend      $1.80           $0.42             $1.81              $1.59               $1.00             $1.60
Indicated Annual Dividend
 Yield                           6.8%            5.8%              8.4%               7.8%                7.8%              9.5%
Estimated 1996 FFO per
 share (First Call)            $2.11              NA             $2.21              $2.00               $1.16             $1.74
Indicated Annual Dividend
 Payout                         85.3%             NA              81.9%              79.5%               86.2%             92.0%
Senior Unsecured Credit
 Rating
 (Moody's/S&P/Fitch)        NR /NR /NR       NR /NR /NR     Baa3/BBB-/NR      Baa3/BBB-/NR          NR /NR /NR       Aa2 /CCC /AA

LTM Information as of:       9/30/97        10/31/97           9/30/97            9/30/97             9/30/97           9/30/97
BALANCE SHEET INFORMATION
 (BOOK BASIS)
Current Assets                   1.1             6.9               9.2                9.0                 4.5               2.2
Land & Improvements,
 Gross                         384.6           211.1             845.0              865.3               456.6             569.6
Accumulated Depreciation       (43.9)          (19.1)            (66.7)             (99.8)              (23.2)           (216.9)
                               -----           -----             -----              -----               -----            ------
Land & Improvements, Net       340.6           192.0             778.3              765.5               433.5             352.7
Mortgages & Notes
 Receivable                      0.0             1.8               0.0                0.0                 0.0               0.0
Other Long Term Assets          52.9             3.3              26.1               11.7                 7.4              15.6
                               -----           -----             -----              -----               -----            ------
Total Assets                   394.7           204.0             813.6              786.2               445.3             370.5
                               -----           -----             -----              -----               -----            ------
Short-Term Debt(2)              32.1             0.0             132.2                0.0               117.8               0.0
Long-Term Secured
 Debt(3)                       128.3           122.3              25.2              438.1                 0.0             300.0
Long-Term Unsecured Debt        32.2            12.8             282.0                0.0                 5.5               0.0
                               -----           -----             -----              -----               -----            ------
Total Funded Debt &
 Capitalized Leases            192.6           135.1             439.5              438.1               123.3             300.0
Other Liabilities               12.0             2.9              10.5               34.7                 6.2               7.9
                               -----           -----             -----              -----               -----            ------
Total Liabilities              204.6           138.0             450.0              472.8               129.5             307.9
Minority Interest in
 Consolidated
 Partnerships                    0.0             1.2               0.0                0.0                 0.0               0.0
Minority Interests in
 Operating Partnership          79.0             0.0               0.0               45.9                 0.0               8.6
Preferred Stock                  0.0             0.0              99.2                0.0                 0.0               0.0
Common Shareholders'
  Equity (Book Basis)          111.2            64.7             264.3              267.5               315.8              54.0
                               -----           -----             -----              -----               -----            ------
Total Equity                   190.1            66.0             363.6              313.4               315.8              62.6

Total Liabilities and
 Equity                        394.7           204.0             813.6              786.2               445.3             370.5
                               -----           -----             -----              -----               -----            ------
Total Equity
 Capitalization (Market
 Value)                       $309.9          $114.6            $348.1             $477.9              $449.4            $307.6
Total Capitalization
 (Book Basis)(4)               350.6           201.1             670.8              751.5               321.3             362.6
Total Capitalization
 (Market Adjusted)(5)          470.4           251.0             754.6              916.0               454.9             607.6
-------------------------------------------------------------------------------------------------------------------------------

(1) Includes OP units.

(2) Short-Term Debt includes the current portion of Long-Term Debt and revolving credit lines.

(3) Long-Term Secured Debt includes Capital Leases.

(4) Total Capitalization (Book Basis) is defined as Long-Term Debt, Minority Interest, Preferred Stock and Common Shareholders' Equity (Book Basis).

(5) Total Capitalization (Market Adjusted) is defined as Long-Term Debt, Minority Interest at market, Preferred Stock and market value of common equity. Prices current as of 03/03/98.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
------------------------------------------------------------------------------
PEER GROUP CASH FLOW STATEMENTS ($ IN MILLIONS)



                                          ------------------------------------------------------------------------------------------
                                            AMBASSADOR         ASSOCIATED      AMLI RESIDENTIAL      BERKSHIRE       GROVE PROPERTY
                                          APARTMENTS INC.    ESTATES REALTY        REALTY            REALTY CO.           TRUST
                                          ------------------------------------------------------------------------------------------
Information as of:                           9/30/97             9/30/97           9/30/97            9/30/97             9/30/97

Net Income                                    ($5.8)              $16.5             $18.9              ($8.5)               $1.5
Depreciation and Amortization                  19.1                18.0              13.2               37.3                 2.2
Preferred Dividends                             2.3                 5.5               1.9                0.1                 0.0
Minority Interests                              1.9                 0.0               3.9               (2.1)                0.8
Net Loss (Gains) on Sale of Real Estate         0.1                 0.0               0.0               (4.5)                0.0
Extraordinary Items                             5.6                (1.0)              0.2                0.1                 0.0
Changes in Operating Accounts and
  Other Adjustments                             0.0                 0.0               0.0                0.0                 0.0
                                             ------              ------            ------             ------              ------
Cash Flow from Operations (CFO)               $23.0               $39.0             $38.2              $22.4                $4.5

Interest Expense                               21.0                17.4              11.1               23.2                 1.8
Less: Maintenance Capital Expenditures(1)      (3.6)               (4.2)             (3.4)              (4.0)               (0.5)
                                             ------              ------            ------             ------              ------
Free Cash Flow(2)                             $40.4               $52.2             $45.9              $41.6                $5.8

Interest Expense                               21.0                17.4              11.1               23.2                 1.8
Estimated Principal Payments                    0.0                 0.0              13.0                0.0                 0.0
                                             ------              ------            ------             ------              ------
Total Debt Service Requirements               $21.0               $17.4             $24.0              $23.2                $1.8

Preferred Dividends                            $2.3                $5.5              $1.9               $0.1                $0.0
Common Stock Dividends(3)                      15.1                35.5              25.3               23.3                 1.7

                                             ----------------
                                             HOME PROPERTIES
                                               OF NEW YORK
                                             ----------------
Information as of:                              9/30/97

Net Income                                        $5.2
Depreciation and Amortization                      9.7
Preferred Dividends                                0.0
Minority Interests                                 2.1
Net Loss (Gains) on Sale of Real Estate            2.2
Extraordinary Items                                0.0
Changes in Operating Accounts and
  Other Adjustments                                0.0
                                                ------
Cash Flow from Operations (CFO)                  $19.1

Interest Expense                                  10.3
Less: Maintenance Capital Expenditures(1)         (2.3)
                                                ------
Free Cash Flow(2)                                $27.1

Interest Expense                                  10.3
Estimated Principal Payments                       1.2
                                                ------
Total Debt Service Requirements                  $11.5

Preferred Dividends                               $0.0
Common Stock Dividends(3)                         11.5


-------------------------------------
(1) Maintenance Capital Expenditures assumed equal to 4% of Revenues.
(2) Free Cash Flow is defined as Cash Flow from Operations plus Interest Expense and Subordinated Advisory Fees, less Maintenance Capital Expenditures.
(3) Includes OP Units.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
------------------------------------------------------------------------------
PEER GROUP CASH FLOW STATEMENTS ($ IN MILLIONS)


                          ------------------------------------------------------------------------------------------
                           INVESTORS REAL       OASIS             SUMMIT        CORNERSTONE REALTY   TOWN & COUNTRY
                            ESTATE TRUST    RESIDENTIAL INC.   PROPERTIES INC.       INCOME TRST         TRUST
                          ------------------------------------------------------------------------------------------
Information as of:           10/31/97          9/30/97           9/30/97              9/30/97           9/30/97

Net Income                     $3.8              $19.3             $27.1                $1.5              $4.0
Depreciation and
  Amortization                  4.5               19.2              22.7                13.7              26.3
Preferred Dividends             0.0                9.4               0.0                 0.0               0.0
Minority Interests              0.0                0.0               4.8                 0.0               1.0
Net Loss (Gains) on
  Sale of Real Estate          (0.3)              (2.4)             (4.4)                0.0               0.0
Extraordinary Items             0.0                1.4               0.0                 0.0               2.5
Changes in Operating
  Accounts and Other
  Adjustments                   0.0                0.0               0.0                 0.0               0.0
                             ------             ------            ------              ------            ------
Cash Flow from
  Operations (CFO)             $8.1              $46.8             $50.2               $15.3             $33.8

Interest Expense                9.6               23.4              22.0                 5.7              17.8
Less: Maintenance Capital
  Expenditures(1)              (1.1)              (4.4)             (4.7)               (2.6)             (3.7)
                             ------             ------            ------              ------            ------
Free Cash Flow(2)             $16.6              $65.8             $67.5               $18.3             $47.9

Interest Expense                9.6               23.4              22.0                 5.7              17.8
Estimated Principal
  Payments                      0.0                0.0               0.0               117.8               0.0
                             ------             ------            ------              ------            ------
Total Debt Service
  Requirements                 $9.6              $23.4             $22.0              $123.5             $17.8

Preferred Dividends            $0.0               $9.4              $0.0                $0.0              $0.0
Common Stock Dividends(3)       6.2               31.0              43.3                30.4              24.9




-------------------------------------
(1) Maintenance Capital Expenditures assumed equal to 4% of Revenues.
(2) Free Cash Flow is defined as Cash Flow from Operations plus Interest Expense and Subordinated Advisory Fees, less Maintenance Capital Expenditures.
(3) Includes OP Units.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
------------------------------------------------------------------------------
PEER GROUP INCOME STATEMENTS ($ IN MILLIONS)


                                          ------------------------------------------------------------------------------------------
                                            AMBASSADOR         ASSOCIATED      AMLI RESIDENTIAL      BERKSHIRE       GROVE PROPERTY
                                          APARTMENTS INC.    ESTATES REALTY        REALTY            REALTY CO.           TRUST
                                          ------------------------------------------------------------------------------------------
Information as of:                           9/30/97             9/30/97           9/30/97            9/30/97             9/30/97

INCOME STATEMENT INFORMATION:
  Rental Income                                $83.0              $97.5              $80.4             $100.8               $11.5
  Mortgage Interest Income                       0.0                0.0                1.1                2.5                 0.2
  Investment Interest and Other Income           6.4                7.5                3.8               (2.3)                0.4
                                              ------             ------             ------             ------              ------
  Total Revenues                               $89.3             $105.0              $85.4             $101.1               $12.0

  Property Operation Expense                    35.0               40.9               33.3               46.6                 5.1
  Depreciation and Amortization                 19.1               18.0               13.2               37.3                 2.2
  Interest Expense                              21.0               17.4               11.1               23.2                 1.8
  General and Administrative                    10.3                7.8                2.8                8.9                 0.7
                                              ------             ------             ------             ------              ------
  Total Operating Expenses                      85.4               84.1               60.4              116.0                 9.7
                                              ------             ------             ------             ------              ------
  Income from Operations                        $3.9              $21.0              $25.0             ($14.9)               $2.3

  Interest in Earnings of Unconsolidated
    Affiliate                                    0.0                0.0                0.0                0.0                 0.0
  Minority Interest in Operating
    Partnership                                 (1.9)               0.0               (3.9)               2.1                (0.8)
  Preferred Dividends                            2.3                5.5                1.9                0.1                 0.0
                                              ------             ------             ------             ------              ------
  Net Income Before Extraordinary Items
    and Gains on Sale                          ($0.2)             $15.5              $19.1             ($12.9)               $1.5

  Extraordinary Items and Gains on Sale         (5.6)               1.0               (0.2)               4.4                 0.0
                                              ------             ------             ------             ------              ------
  Net Income                                   $(5.8)             $16.5              $18.9              ($8.5)               $1.5
                                              ------             ------             ------             ------              ------
                                              ------             ------             ------             ------              ------

COMPANY REPORTED & SUTRO ESTIMATE
------------------------------------------------------------------------------------------------------------------------------------
Net Income per share                          ($0.56)             $1.06              $1.28             ($0.30)              $0.46
FFO per share                                  $1.96              $2.13              $2.11              $1.07               $0.97
Weighted Average Shares                          9.4               15.5               14.7               25.5                 2.4
LTM Dividend (as reported)                     $1.60              $2.30              $1.72              $0.92               $0.70
LTM Dividend/FFO per share                      81.6%             107.7%              81.5%              85.5%               71.9%
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
------------------------------------------------------------------------------
PEER GROUP INCOME STATEMENTS ($ IN MILLIONS)


                              ------------------------------------------------------------------------------------------------------
                              HOME PROPERTIES  INVESTORS REAL      OASIS            SUMMIT        CORNERSTONE REALTY  TOWN & COUNTRY
                                OF NEW YORK     ESTATE TRUST   RESIDENTIAL INC.  PROPERTIES INC.       INCOME TRUST       TRUST
                              ------------------------------------------------------------------------------------------------------
Information as of:               9/30/97         10/31/97         9/30/97          9/30/97              9/30/97           9/30/97

INCOME STATEMENT INFORMATION:

  Rental Income                    $54.5           $27.8           $106.7            $116.0                $63.9            $90.4
  Mortgage Interest Income           1.3             0.7              0.0               0.4                  0.6              0.0
  Investment Interest and
    Other Income                     2.0             0.0              4.0               0.6                  1.1              1.8
                                  ------          ------           ------            ------               ------           ------
  Total Revenues                   $57.7           $28.6           $110.7            $117.0                $65.6            $92.2

  Property Operation Expense        26.6            10.1             37.0              42.0                 21.8             36.2
  Depreciation and
    Amortization                     9.7             4.5             19.2              22.7                 13.7             26.3
  Interest Expense                  10.3             9.6             23.4              22.0                  5.7             17.8
  General and Administrative         1.7             0.8              3.5               2.7                 22.8              4.4
                                  ------          ------           ------            ------               ------           ------
  Total Operating Expenses          48.3            25.0             83.1              89.4                 64.1             84.7
                                  ------          ------           ------            ------               ------           ------
  Income from Operations            $9.4            $3.6            $27.6             $27.6                 $1.5             $7.5

  Interest in Earnings of
    Unconsolidated Affiliate        0.0             (0.0)             0.0               0.0                  0.0              0.0
  Minority Interest in
    Operating Partnership          (2.1)             0.0              0.0              (4.8)                 0.0             (1.0)
  Preferred Dividends               0.0              0.0              9.4               0.0                  0.0              0.0
                                  ------          ------           ------            ------               ------           ------
  Net Income Before
    Extraordinary Items
    and Gains on Sale              $7.3             $3.6            $18.2             $22.8                 $1.5             $6.5

  Extraordinary Items
    and Gains on Sale              (2.2)             0.3              1.0               4.4                  0.0             (2.5)
                                  ------          ------           ------            ------               ------           ------
  Net Income                       $5.2             $3.8            $19.3             $27.1                 $1.5             $4.0
                                  ------          ------           ------            ------               ------           ------
                                  ------          ------           ------            ------               ------           ------


COMPANY REPORTED &
  SUTRO ESTIMATE
------------------------------------------------------------------------------------------------------------------------------------
Net Income per share            $0.79            $0.25             $1.18              $0.00                ($0.24)          $0.26
FFO per share                   $2.08            $0.55             $2.51              $1.84                 $1.04           $1.75
Weighted Average Shares           6.7             15.6              17.3               27.3                  30.6            15.6
LTM Dividend (as reported)      $1.72            $0.40             $1.79              $1.59                 $0.99           $1.60
LTM Dividend/FFO per share       82.7%            73.1%             71.4%              86.4%                 95.5%           91.4%
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
------------------------------------------------------------------------------
PEER GROUP RATIO ANALYSIS


                                          ------------------------------------------------------------------------------------------
                                            AMBASSADOR         ASSOCIATED      AMLI RESIDENTIAL      BERKSHIRE       GROVE PROPERTY
                                          APARTMENTS INC.    ESTATES REALTY       PROPERTIES         REALTY CO.           TRUST
                                          ------------------------------------------------------------------------------------------
Senior Unsecured Credit Rating
  (Moody's/S&P/Fitch)                        NR /NR /NR         Baa3/BBB-/NR        NR /NR /NR        NR /NR /NR         NR /NR /NR

BALANCE SHEET RATIOS:
  Long-Term Collateralized Debt/
   Capitaliz. (Book Basis)                      67.5%               0.0%              30.7%             34.6%              42.7%
  Long-Term Collateralized Debt/
   Capitaliz. (Market Adjusted)                 57.5%               0.0%              23.9%             28.9%              33.7%
  Long-Term Collateralized Debt/
   Long Term Debt                              100.0%               0.0%              80.3%             95.7%              79.3%

  Long-Term Debt/Capitalization
    (Book Basis)                                67.5%              54.7%              38.2%             36.1%              53.8%
  Long-Term Debt/Capitalization
    (Market Adjusted)                           57.5%              36.9%              29.7%             30.2%              42.5%
  Long-Term Debt/Undepreciated
    Real Estate                                 63.5%              37.6%              34.9%             27.3%              37.0%

  LTD + Preferred/Capitalization
    (Book Basis)                                72.2%              67.8%              42.6%             48.7%              53.8%
  LTD + Preferred/Capitalization
    (Market Adjusted)                           61.4%              45.7%              33.1%             40.8%              42.5%

  Total Funded Debt & Cap. Leases/
    STD + Cap. (Book)                           69.5%              60.3%              42.5%             47.9%              58.4%
  Total Funded Debt & Cap. Leases/
    STD + Cap. (Market)                         59.6%              42.4%              33.6%             41.4%              47.2%

  Total Funded Debt & Cap. Leases
    + Pref./STD + Cap. (Book)                   73.9%              71.8%              46.6%             58.3%              58.4%
  Total Funded Debt & Cap. Leases
    + Pref./STD + Cap. (Market)                 63.4%              50.4%              36.8%             50.3%              47.2%

INCOME STATEMENT RATIOS:

  Operating Margin (1)                          49.3%              53.7%              57.7%             45.2%              52.0%
  Net Margin (2)                                 1.9%              14.7%              27.0%            -14.8%              19.1%
  Return on Permanent Capital (3)                4.6%               7.8%               6.5%              1.3%               3.7%
  Return on Common Equity (4)                   -0.2%              11.2%               7.7%             -6.2%               6.4%

FIXED CHARGE COVERAGE RATIOS:
  EBIT/Interest Expense (5)                      1.2x               2.2x               3.3x              0.4x               2.3x

  CFO/Total Funded Debt & Capital
    Leases (6)                                   6.1%              13.1%              16.2%              7.3%               6.9%
  CFO/Total Funded Debt & Capital
    Leases + Pref. Stock                         5.7%              11.0%              14.8%              6.0%               6.9%

  CFO + Interest Expense/Total
    Debt Service                                 2.1x               3.2x               2.1x              2.0x               3.5x
  CFO + Interest Expense/Total
    Debt Service + Pref. Divs.                   1.9x               2.5x               1.9x              2.0x               3.5x

  Free Cash Flow/Total Funded
    Debt & Cap. Leases (6)                      10.6%              17.6%              19.5%             13.6%               8.9%
  Free Cash Flow/TFD & Cap.
    Leases + Pref. Stock                        10.0%              14.8%              17.8%             11.2%               8.9%

  Free Cash Flow/Total Debt
    Service                                      1.9x               3.0x               1.9x              1.8x               3.2x
  Free Cash Flow/Total Debt
    Service + Preferred Divs.                    1.7x               2.3x               1.8x              1.8x               3.2x

----------------------------------
(1) Operating Margin is defined as Income from Operations plus Depreciation and Amortization plus Interest Expense divided by Revenues.
(2) Net Margin is defined as Income from Operations less Preferred Dividends divided by Revenues.
(3) Return on Permanent Capital is defined as Income from Operations plus Interest Expense Divided by Short-Term Debt plus Capitalization (Book Basis).
(4) Return on Common Equity is defined as Net Income before Extraordinary Items and Sales divided by Common Shareholders Equity (Book Basis).
(5) EBIT is defined as Income from Operations plus Interest Expense.
(6) See "Cash Flow Statements" page for derivation of Cash Flow from Operations and Free Cash Flow.

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P. - A
------------------------------------------------------------------------------
PEER GROUP RATIO ANAYLSIS

                                 -------------------------------------------------------------------------------------------------
                                 HOME PROPERTIES INVESTORS REAL     OASIS           SUMMIT       CORNERSTONE REALTY TOWN & COUNTRY
                                   OF NEW YORK    ESTATE TRUST  RESIDENTIAL INC. PROPERTIES INC.      INCOME TRST       TRUST
                                 -------------------------------------------------------------------------------------------------
Senior Unsecured Credit
  Rating (Moody's/S&P/Fitch)        NR /NR /NR      NR /NR /NR    Baa3/BBB-/NR     Baa3/BBB-/NR       NR /NR /NR       Aa2/CCC/AA

BALANCE SHEET RATIOS:
  Long-Term Collateralized
   Debt/Capitaliz. (Book Basis)        36.6%           60.8%          3.8%            58.3%               0.0%            82.7%
  Long-Term Collateralized
   Debt/Capitaliz. (Market
   Adjusted)                           27.3%           48.7%          3.3%            47.8%               0.0%            49.4%
  Long-Term Collateralized
   Debt/Long Term Debt                 79.9%           90.5%          8.2%           100.0%               0.0%           100.0%

  Long-Term Debt/
   Capitalization (Book
    Basis)                             45.8%           67.2%         45.8%            58.3%               1.7%            82.7%
  Long-Term Debt/
   Capitalization (Market
    Adjusted)                          34.1%           53.8%         40.7%            47.8%               1.2%            49.4%
  Long-Term Debt/
   Undepreciated Real
    Estate                             41.7%           63.5%         36.4%            50.6%               1.2%            52.7%

  LTD + Preferred/
   Capitalization (Book
    Basis)                             45.8%           67.2%         60.6%            58.3%               1.7%            82.7%
  LTD + Preferred/
   Capitalization (Market
    Adjusted)                          34.1%           53.8%         53.9%            47.8%               1.2%            49.4%

  Total Funded Debt & Cap.
   Leases/STD + Cap. (Book)            50.3%           67.2%         54.7%            58.3%              28.1%            82.7%
  Total Funded Debt & Cap.
   Leases/STD + Cap. (Market)          38.3%           53.8%         49.6%            47.8%              21.5%            49.4%

  Total Funded Debt & Cap.
   Leases + Pref./STD + Cap.
    (Book)                             50.3%           67.2%         67.1%            58.3%              28.1%            82.7%
  Total Funded Debt & Cap.
   Leases + Pref./STD + Cap.
    (Market)                           38.3%           53.8%         60.7%            47.8%              21.5%            49.4%

INCOME STATEMENT RATIOS:

  Operating Margin (1)                 51.0%           62.0%         63.4%            61.7%              32.0%            56.0%
  Net Margin (2)                       16.3%           12.5%         16.5%            23.6%              2.3%              8.1%
  Return on Permanent
   Capital (3)                          5.2%            6.5%          6.3%             6.6%              1.6%              7.0%
  Return on Common Equity (4)           6.6%            5.5%          6.9%             8.5%              0.5%             12.0%

FIXED CHARGE COVERAGE RATIOS:
  EBIT/Interest Expense (5)             1.9x            1.4x          2.2x             2.3x              1.3x              1.4x

  CFO/Total Funded Debt &
    Capital Leases (6)                  9.9%            6.0%         10.7%            11.5%             12.4%             11.3%
  CFO/Total Funded Debt &
    Capital Leases + Pref.
    Stock                               9.9%            6.0%          8.7%            11.5%             12.4%             11.3%

  CFO + Interest Expense/Total
    Debt Service                        2.6x            1.9x          3.0x             3.3x              0.2x              2.9x
  CFO + Interest Expense/Total
    Debt Service + Pref. Divs.          2.6x            1.9x          2.1x             3.3x              0.2x              2.9x

  Free Cash Flow/Total Funded
    Debt & Cap. Leases (6)             14.1%           12.3%         15.0%            15.4%             14.9%             16.0%
  Free Cash Flow/TFD & Cap.
    Leases + Pref. Stock               14.1%           12.3%         12.2%            15.4%             14.9%             16.0%

  Free Cash Flow/Total Debt
    Service                             2.4x            1.7x          2.8x             3.1x              0.1x              2.7x
  Free Cash Flow/Total Debt
    Service + Preferred Divs.           2.4x            1.7x          2.0x             3.1x              0.1x              2.7x

----------------------------------
(1) Operating Margin is defined as Income from Operations plus Depreciation and Amortization plus Interest Expense divided by Revenues.
(2) Net Margin is defined as Income from Operations less Preferred Dividends divided by Revenues.
(3) Return on Permanent Capital is defined as Income from Operations plus Interest Expense Divided by Short-Term Debt plus Capitalization (Book Basis).
(4) Return on Common Equity is defined as Net Income before Extraordinary Items and Sales divided by Common Shareholders Equity (Book Basis).
(5) EBIT is defined as Income from Operations plus Interest Expense.
(6) See "Cash Flow Statements" page for derivation of Cash Flow from Operations and Free Cash Flow.

                           ANALYSIS OF PROPOSED MANAGEMENT
                                       CONTRACT

CAPITAL SOURCE L.P. AND CAPITAL SOURCE II L.P.-A
------------------------------------------------------------------------------
PROPOSED MANAGEMENT FEE EXPENSE COMPARISON (FOR EXISTING ASSETS)


SEPTEMBER 30, 1997 QUARTER DATA ANNUALIZED


                             Cap Source I         Cap Source II         Total
                             ------------         -------------         -----
G&A Expenses                   $488,356              $431,112          $919,468
Management Fees                       0               166,000           166,000
                               --------              --------        ----------
Total                          $488,356              $597,112        $1,085,468


PROPOSED ASSET MANAGEMENT FEES PROJECTED FOR 1998
0.475% Fee                     $406,800
Third Party Reimbursable
  Expenses                      406,500
                               --------
Total                          $813,300



PROPOSED ASSET MANAGEMENT FEES PROJECTED FOR 1999-2003


                          Start Up Years          Years where Development Projects are Sold
                   ---------------------------    -----------------------------------------
                       1999           2000            2001          2002          2003
                   -------------  ------------    ------------  ------------  -------------

All Fees               1,457,987     1,415,307       3,182,220     4,593,320      3,075,852
Total Assets         247,195,811   318,936,432     344,118,512   470,669,698    530,528,920

All Fees as a % of
  Total Assets              0.59%         0.44%           0.92%         0.98%          0.58%
